Adviser / Subadviser "BlackRock Investment Management, LLC"
Nationwide Fund Nationwide Bond Index Fund
Issuer "Fiserv, Inc."
Underwriter JPMorgan Securities LLC
Affiliated Participant Underwriter PNC Capital Markets LLC
Principal Amt. Purchase "$8,000,000 "
Principal Amt. Offering "$400,000,000 "
Commission or % of Offering 0.0065
Adviser / Subadviser "BlackRock Investment Management, LLC"
Nationwide Fund Nationwide Bond Index Fund
Issuer Nevada Power Company
Underwriter UBS Securities LLC
Affiliated Participant Underwriter  PNC Capital Markets LLC
Principal Amt. Purchase "$120,000,002 "
Principal Amt. Offering "$250,000,000 "
Commission or % of Offering 0.00875
Adviser / Subadviser "BlackRock Investment Management, LLC"
Nationwide Fund NVIT Bond Index Fund
Issuer "Fiserv, Inc."
Underwriter JPMorgan Securities LLC
Affiliated Participant Underwriter  PNC Capital Markets LLC
Principal Amt. Purchase "$80,000,002 "
Principal Amt. Offering "$400,000,000 "
Commission or % of Offering 0.0065
Adviser / Subadviser "BlackRock Investment Management, LLC"
Nationwide Fund NVIT Bond Index Fund
Issuer Nevada Power Company
Underwriter UBS Securities LLC
Affiliated Participant Underwriter PNC Capital Markets LLC
Principal Amt. Purchase "$120,000,002 "
Principal Amt. Offering "$250,000,000 "
Commission or % of Offering 0.00875
Adviser / Subadviser Goldman Sachs Asset Management
Nationwide Fund NVIT Multi-Manager Large Cap Value Fund
Issuer PPL Corporation
Underwriter Credit Suisse Securities (USA) LLC
Affiliated Participant Underwriter  Goldman Sachs & Co.
Principal Amt. Purchase "$3,386,607.50 "
Principal Amt. Offering "$2,024,000,000 "
Commission or % of Offering 0.759
Adviser / Subadviser JPMorgan Investment Management
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer Zipcar Inc.
Underwriter Goldman Sachs and Co.
Affiliated Participant Underwriter JPMorgan Securities Inc.
Principal Amt. Purchase "$41,400 "
Principal Amt. Offering "$174,313,962 "
Commission or % of Offering 1.26
Adviser / Subadviser JPMorgan Investment Management
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer Graphic Packaging Holding Company
Underwriter Goldman Sachs and Co.
Affiliated Participant Underwriter  JPMorgan Securities Inc.
Principal Amt. Purchase "$245,100 "
Principal Amt. Offering "$223,250,000 "
Commission or % of Offering 0.21375
Adviser / Subadviser JPMorgan Investment Management
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer "Wilshire Bancorp, Inc."
Underwriter Macquarie Capital
Affiliated Participant Underwriter JPMorgan Securities Inc.
Principal Amt. Purchase "$129,525 "
Principal Amt. Offering "$99,999,900 "
Commission or % of Offering 0.1444
Adviser / Subadviser JPMorgan Investment Management
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer "Fusion, Inc."
Underwriter Morgan Stanley
Affiliated Participant Underwriter JPMorgan Securities Inc.
Principal Amt. Purchase "$144,000 "
Principal Amt. Offering "$233,700,000 "
Commission or % of Offering 1.33
Adviser / Subadviser JPMorgan Investment Management
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer "Pandora Media, Inc."
Underwriter Morgan Stanley
Affiliated Participant Underwriter JPMorgan Securities Inc.
Principal Amt. Purchase "$86,400 "
Principal Amt. Offering "$234,944,000 "
Commission or % of Offering 1.12
Adviser / Subadviser JPMorgan Investment Management
Nationwide Fund NVIT Multi-Manager Small Cap Value Fund
Issuer "Vanguard Health Systems, Inc."
Underwriter Barclays Bank PLC
Affiliated Participant Underwriter JPMorgan Securities Inc.
Principal Amt. Purchase "$538,200 "
Principal Amt. Offering "$450,00,000"
Commission or % of Offering 1.035
Adviser / Subadviser Morgan Stanley Investment Management
Nationwide Fund NVIT Real Estate Fund
Issuer Equity Lifestyle Properties Inc.
Underwriter Goldman Sachs & Co.
Affiliated Participant Underwriter Morgan Stanley & Co.
Principal Amt. Purchase "$23,800,000 "
Principal Amt. Offering "$312,375,000 "
Commission or % of Offering 2.38
Adviser / Subadviser Morgan Stanley Investment Management
Nationwide Fund NVIT Real Estate Fund
Issuer Hudson Pacific Properties Inc.
Underwriter Barclays Capital
Affiliated Participant Underwriter  Morgan Stanley & Co.
Principal Amt. Purchase "$10,599,500 "
Principal Amt. Offering "$101,609,000 "
Commission or % of Offering 0.731
Adviser / Subadviser The Boston Company Asset Management
Nationwide Fund NVIT Multi-Manager Large Cap Value Fund
Issuer PPL Corporation
Underwriter Credit Suisse
Affiliated Participant Underwriter BNY Mellon Capital  Markets
Principal Amt. Purchase "$425,293 "
Principal Amt. Offering "$2,024,000,000 "
Commission or % of Offering 0.759
Adviser / Subadviser "Wells Capital Management, Inc."
Nationwide Fund NVIT Multi-Manager Large Cap Growth Fund
Issuer Danaher Corp
Underwriter CitiGroup Global Markets
Affiliated Participant Underwriter Wells Fargo Securities
Principal Amt. Purchase "$1,002,966.75 "
Principal Amt. Offering "$905,625,000 "
Commission or % of Offering 1.5525
Adviser / Subadviser "Wells Capital Management, Inc."
Nationwide Fund NVIT Multi-Manager Mid Cap Growth Fund
Issuer "Pandora Media, Inc."
Underwriter JPMorgan
Affiliated Participant Underwriter Wells Fargo Securities
Principal Amt. Purchase "$420,064 "
Principal Amt. Offering "$234,944,000 "
Commission or % of Offering 1.12